Exhibit 10.9

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of October 31, 2011, by and between ELEVEN FAN PIER BOULEVARD LLC, a Delaware limited liability company (“Landlord”), and VERTEX PHARMACEUTICALS INCORPORATED, a Massachusetts corporation (“Tenant”).

R E C I T A L S:

A.                                    Landlord and Tenant are parties to that certain Lease dated May 5, 2011 (the “Lease”) for approximately 516,693 square feet of rentable area (the “Original Premises”) consisting of a portion of the first (1st) floor, a portion of the second (2nd) floor, all of the third (3rd) through sixteenth (16th) floors (including a mechanical floor), the Pedestrian Bridge (as defined in the Lease), a two-story mechanical penthouse, and a portion of a three-level below grade structure, of the building known as Parcel B, Fan Pier, Boston, Massachusetts (the “Building”). The Building is part of a phased development located in the South Boston waterfront area of Boston, Massachusetts (as such area is improved from time to time, the “Project”).

B.                                    At Tenant’s request, Landlord has agreed to relocate a planned child care facility originally intended to be located on the second (2nd) floor of the Building to another location within the Project, and to add an additional portion of the Building containing approximately 9,619 square feet of rentable area located on the second (2nd) floor of the Building and depicted on Exhibit A attached hereto (the “Additional Space”) to the Original Premises.

C.                                    Landlord and Tenant desire to amend the Lease on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

1.                                      Additional Space. Effective as of the date hereof, the Additional Space is added to the Original Premises (the Original Premises and the Additional Space shall be collectively referred to as the “Premises”) upon all of the terms and conditions of the Lease as modified herein. The Lease of the Additional Space shall terminate upon the expiration or sooner termination of the Lease with respect to the Original Premises.

2.                                      Premises. As of the date hereof, Section 1.06 of the Lease is hereby amended by deleting the number “516,693” and replacing it with “526,312”.

3.                                      Tenant’s Pro Rata Share. As of the date hereof, Section 1.07 of the Lease is hereby amended and restated in its entirety by deleting the number “94.51%” and replacing it with “96.27%”.

4.                                      Security Deposit. As of the date hereof, Section 1.13 of the Lease is hereby amended and restated in its entirety by deleting the number “$15,977,981.50” and replacing it with “$16,278,575.00”.

5.                                      Parking Access Devices. As of the date hereof, Section 1.14 of the Lease is hereby amended by deleting the number “398” and replacing it with “405”.

6.                                      Base Rent. As of the date hereof, the Initial Rent set forth in Section 1.15 of the Lease is hereby amended and restated in its entirety as follows:

“From and after the Commencement Date through the end of the fifth (5th) Lease Year, $32,557,150 per annum ($62.50 per rentable square foot for 517,316 rentable square feet of the Premises and $25.00 per rentable square foot for 8,996 rentable square feet of the Premises designated as storage space on Exhibit 1.06 (the “Storage Space”)), subject to phasing pursuant to Section 1.09 and Section 4.07.

From and after the first (1st) day of the sixth (6th) Lease Year through the end of the tenth (10th) Lease Year, $35,166,220 per annum ($67.50 per rentable square foot for 517,316 rentable square feet of the Premises and $27.50 per rentable square foot for the Storage Space).

From and after the first (1st) day of the eleventh (11th) Lease Year through the end of the Initial Term, $37,775,290 per annum ($72.50 per rentable square foot for 517,316 rentable square feet of the Premises and $30.00 per rentable square foot for the Storage Space ).”

7.                                      Finish Work Allowance. As of the date hereof, Section 1.21 of the Lease is hereby amended and restated in its entirety as follows:

“$78,097,400 (calculated on the basis of $150 per rentable square foot times 517,316 rentable square feet plus $500,000, subject to adjustment pursuant to Article 18.”

8.                                      Second Floor Premises Plan. As of the date hereof, the second page of Exhibit 1.06 of the Lease is hereby deleted in its entirety and replaced with the attached Exhibit A.

9.                                      Amended and Restated Measurement Standard. As of the date hereof, Exhibit 2.01(e) of the Lease is hereby deleted in its entirety and replaced with the attached Exhibit B.

10.                               Miscellaneous. Except as modified herein, the Lease and all of the terms and provisions thereof shall remain unmodified and in full force and effect as originally written. In the event of any conflict or inconsistency between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. All terms used herein but not defined herein which are defined in the Lease shall have the same meaning for purposes hereof as they do for purposes of the Lease. The Recitals set forth above in this Amendment are

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hereby incorporated by this reference. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective beneficiaries, successors and assigns.

11.                               Counterparts. This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

LANDLORD:

ELEVEN FAN PIER BOULEVARD LLC,
a Delaware limited liability company

By:	MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY,
a Massachusetts corporation,
its Member

	By:	CORNERSTONE REAL ESTATE
ADVISERS LLC,
a Delaware limited liability company,
its authorized agent

By: /s/ Linda C. Houston
Name: Linda C. Houston
Title: Vice President

TENANT:

VERTEX PHARMACEUTICALS
INCORPORATED, a Massachusetts corporation

By:	/s/ Matthew Emmens
	Name:	Matthew Emmens
	Title:	CEO & Chairman

By:	/s/ Ian Smith
	Name:	Ian Smith
	Title:	EVP & CFO

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EXHIBIT A

REPLACEMENT SECOND FLOOR PREMISES PLAN

[to be attached]

EXHIBIT B

AMENDED AND RESTATED MEASUREMENT STANDARD

Measurements as shown on those certain plans dated October 27, 2011 and prepared by Elkus/Manfredi Architects entitled “Fan Pier — Parcel B, 11 Fan Pier Boulevard”, consisting of 13 sheets from Level B1 Areas through and including Penthouse Mechanical Areas and the table entitled “Parcel B Area Calculation” attached hereto.

[table to be attached]